REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of August 2, 2001 by and between UNIROYAL TECHNOLOGY CORPORATION, a Delaware corporation (the "Company"), and EMCORE CORPORATION, a New Jersey corporation, (the "Purchaser") pursuant to the Membership Interest Purchase Agreement, dated as of August 2, 2001 ("the Purchase Agreement"), between the Company and the Purchaser. In order to induce the Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

                  The Company agrees as follows:

                  1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  Affiliate: "Affiliate" means, with respect to any specified person, (i) any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person or
(ii) any officer or director of such other person. For purposes of this definition, the term "control" (including the terms "controlled by" and "under common control with") of a person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

                  Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York are authorized or obligated by law or executive order to close.

                  Common Stock: The shares of common stock, $0.01 par value per share, of the Company and any other shares of common stock as may constitute "Common Stock", in each case that is issued under either the Purchase Agreement or the Credit Agreement, and any equity security issued or issuable with respect thereto upon any stock dividend, split, merger, consolidation or similar event.

                  Credit Agreement: The Credit Agreement, dated as of August 2, 2001, between the Company and the Purchaser.

                  Damages Accrual Period:  See Section 2(a)(v) hereof.

                  Damages Payment Date:  The first day of each month.

                  Deferral Period:  See Section 2(a)(iv) hereof.

                  Demand Registration:  See Section 2(b)(i) hereof.

                  Demand Request:  See Section 2(b)(i) hereof.

                  Effectiveness Period: The period commencing with the date hereof and ending on the earlier of (a) August 2, 2006 plus such number of days as is contained in all Damages Accrual Periods hereunder, or (b) the date that all Registrable Securities have ceased to be Registrable Securities.

                  Event:  See Section 2(a)(v) hereof.

                  Event Date:  See Section 2(a)(v) hereof.


                  Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Filing Date:  See Section 2(a)(i) hereof.


                  Holder: A beneficial holder from time to time of the Registrable Securities.


                  Indemnified Party:  See Section 5(c) hereof.

                  Indemnifying Party:  See Section 5(c) hereof.

                  Prospectus: The prospectus included in the Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement: See the first paragraph of this Agreement.

                  Record Holder: the registered holder of shares of Common Stock on the record date.

                  Registrable Securities: The Common Stock of the Company issued pursuant to the Purchase Agreement or the Credit Agreement (including pursuant to Sections 1.05(b) and 10.01 thereof) and any equity security issued or issuable with respect thereto upon any stock dividend, split, merger, consolidation or similar event until, in the case of any such equity security,
(i) it is effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of the event or circumstance described in any of the foregoing clauses (i) through (iii), the legends with respect to transfer restrictions required under the Purchase Agreement are removed or removable.

                  Registration Statement: A registration statement of the Company which covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  Rule 144(k): Rule 144(k) under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

                  Shelf Registration:  See Section 2(a)(i) hereof.

                  Underwriter: A securities dealer who purchases any Registrable Securities as principal and not as part of such dealer's market-making activities.
                  2.       Registration Rights.

                  (a) Shelf Registration.

                       (i) The Company shall prepare and file with the SEC, as soon as practicable but in any event on or prior to the date sixty (60) days following the date hereof a Registration Statement registering the resale of the Registrable Securities from time to time by the Holders of all the Registrable Securities (other than Registrable Securities issuable pursuant to the Credit Agreement), and shall prepare and file with the SEC, as soon as practicable but in any event on or prior to the date sixty (60) days following the date the Purchaser is issued any Registrable Securities pursuant to the Credit Agreement (including Sections 1.05(b) and 10.01 thereof), an amendment to the aforementioned Registration Statement or a subsequent Registration Statement, for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act registering the resale of such Registrable Securities from time to time by the Holders thereof (all such registration statements and amendments, collectively, the "Shelf Registration Statement" and such registrations, the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or S-3 (as appropriate) or another appropriate form permitting registration of the resale of the Common Stock. The Company shall use its reasonable best efforts to cause the Shelf Registration to be declared effective under the Securities Act as soon as practicable and to keep the Shelf Registration continuously effective under the Securities Act until the expiration of the Effectiveness Period. The date on which the Shelf Registration Statement (or any post-effective amendment thereto required by this clause (i)) is required to be filed is referred to herein as the "Filing Date" with respect to such Shelf Registration Statement or amendment.

                       (ii) If the Shelf Registration ceases to be effective for any reason as a result of the issuance of a stop order by the SEC at any time during the Effective Period, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof.

                       (iii) The Company shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act or if reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement.

                       (iv) In the event (A) of the happening of any event of the kind described in Section 3(b)(ii), 3(b)(iii), 3(b)(iv), 3(b)(v) or 3(b)(vi) hereof or (B) that, in the judgment of the Company, makes it advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar materials that have not yet been publicly disclosed and as to which the Company in good faith believes public disclosure is reasonably likely to be detrimental to the Company, the Company shall deliver a certificate in writing, signed by an authorized executive officer of the Company, to the Holders to the effect of the foregoing and, upon such notice, the Company may suspend use of the Registration Statement until a supplemented or amended Prospectus is filed with the SEC, or until the Holders are advised in writing by the Company that the Prospectus may be used, and the Holders have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed, and the use of the Registration Statement will commence, as soon as practicable and, in the case of a pending development or event referred to in this Section, as soon as the earlier of (x) public disclosure of such pending material corporate development or similar material event or (y) the date upon which, in the good faith judgment of the Company, public disclosure of such material corporate development or similar material event would not be reasonably likely to be detrimental to the Company. Notwithstanding the foregoing, the Company shall not under any circumstances be entitled to exercise its right under this Section 2(a)(iv) to suspend the use of the Registration Statement except as follows: The Company may suspend the use of the Registration Statement in accordance with this Section 2(a)(iv) for a period (such period being "Deferral Period") not to exceed (i) an aggregate of 45 days (in no more than two separate periods) in any three-month period and (ii) an aggregate of 90 days (in no more than four separate periods) in any 12-month period, and the period in which the use of the Registration Statement is suspended shall not exceed fifteen (15) days unless the Company shall deliver to the Holders a second notice to the effect set forth above, which shall have the effect of extending the period during which the use of the Registration Statement is deferred by up to an additional fifteen (15) days, or such shorter period of time as is specified in such second notice.

                       (v) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (A) the Shelf Registration has not been filed on or prior to the Filing Date, (B) the Shelf Registration is not declared effective within 90 days after the Filing Date, (C) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration or proceedings have been initiated with respect of the Shelf Registration under Section 8(d) or 8(e) of the Securities Act or (D) the aggregate number of days in any Deferral Period exceeds the number permitted pursuant to Section 2(a)(iv) hereof (each of the events of a type described in any of the foregoing clauses (A) through (D) are individually referred to herein as an "Event," and the Filing Date in the case of clause (A), the 90th day after the Filing Date, in the case of clause (B), the date on which the effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (C), and the date on which the number of days in any Deferral Period exceeds the number permitted by Section 2(a)(iv) hereof in the case of clause (D), being referred to herein as an "Event Date"). Events shall be deemed to continue until the date of the termination of such Event, which shall be the following dates with respect to the respective types of Events: the date the Registration Statement is filed in the case of an Event of the type described in clause (A), the date the Shelf Registration becomes effective, in the case of an Event described in clause (B), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed and the proceedings initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have terminated, as the case may be, in the case of Events of the types described in clause (C), and termination of the Deferral Period which caused the aggregate number of days in any Deferral Period to exceed the number permitted by Section 2(a)(iv) to be exceeded in the case of Events of the type described in clause
(D).

                  Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and are continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Specified Damages"): (A) to each holder of Common Stock, accruing at a rate equal to one-half of one percent per annum (50 basis points) calculated on an amount equal to the product of (x) $7.63 times
(y) the number of shares of Common Stock held by such holder; and (B) if the Damages Accrual Period continues for a period in excess of thirty (30) days from the Event Date, from and after the end of such (30) day period until such time as there are no Events which have occurred and are continuing, to each holder of Common Stock, accruing at a rate equal to three quarters of one percent per annum (75 basis points) calculated on an amount equal to the product of (x) $7.63 times (y) the number of shares of Common Stock held by such holder. Notwithstanding the foregoing, no Specified Damages shall accrue under clause
(A) of the preceding sentence during any period for which Specified Damages accrue under clause (B) of the preceding sentence or as to any Registrable Securities from and after the earlier of (x) the date such securities are no longer Registrable Securities and (y) expiration of the Effectiveness Period. The rate of accrual of the Specified Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

                  The Specified Damages due shall be paid by the Company to the Record Holders on each Damages Payment Date by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses as they appear in the register of the Company for the Registrable Securities or Common Stock, if no such accounts have been specified on or before the Damages Payment Date.

                  (b)      Demand Registration.


                       (i) A Holder (or Purchaser, if Purchaser is a Holder) of the Registrable Securities may make a written request and additional requests once every six months as long as the Note between the Purchaser and the Company dated August 2, 2001 (the "Note") remains outstanding and not repaid in full, and an additional request when the note is paid in full (each a "Demand Request") for registration under the Securities Act of all or part of its Registrable Securities in a "firm commitment" underwritten offering (a "Demand Registration"); provided that the Company shall not be obligated (A) to effect a Demand Registration for the registration of Registrable Shares, the market value of which is less than $7.5 million (as determined by the average of the closing price for the Registrable Securities for the 20 trading dates immediately prior to the delivery of notice to the Company) or (B) to effect a registration of any Registrable Securities within 180 days after any underwritten offering of equity securities by the Company. Such request will specify the number of shares of Registrable Securities proposed to be sold. Subject to Section 2(b)(iii), the Company shall file a registration statement with respect to the Demand Registration as soon as practicable thereafter and in any event within 90 days after receiving a Demand Request (such 90th day being referred to herein as the "Required Filing Date") and shall use its best efforts to cause the same to be declared effective by the Commission as promptly as practicable after such filing.

                       (ii) The Holders (or Purchaser, if Purchaser is a Holder) of the Registrable Securities to be registered pursuant to the Demand Registration shall select the managing Underwriters and any additional investment bankers and managers to be used in connection with the offering; provided that such managing Underwriters and additional investment bankers must be reasonably satisfactory to the Company.

                       (iii) The Company may, in its sole discretion, decline to grant a Demand Request on one occasion. In such event, the Demand Request shall be deemed not to have been made for the purpose of Section 2(b)(i) hereof, provided, however, that the holders may not make another request within 120 days following the denial by the Company to grant such Demand Request.

                       (iv) Notwithstanding anything contained herein, if the managing underwriter of an offering described in Section 2(b)(i) above delivers a written opinion to the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company shall include in such registration (A) first, the securities being offered for the account of the Holders of Registrable Securities, (B) second, the number of equity securities that the Company wishes to include, and (C) third, the number of equity securities requested by holders of equity securities with registration rights that in the opinion of such underwriter, can be sold, pro rata among such holders on the basis of the amount of equity securities requested to be included by each such holders.

                       (v) A registration pursuant to this Section will not be deemed to have been "effected" if it is withdrawn at the request of the holders of the majority of the Registrable Securities to be included therein.

                  (c)      Piggyback Registration.

                       (i) If the Company proposes to file a registration statement under the Securities Act with respect to an underwritten offering of equity securities (A) for the Company's own account or (B) for the account of any of the holders of its equity securities, then the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in no event less than 20 business days before the anticipated filing date), and such notice shall offer such Holder the opportunity to register such number of shares of Registrable Securities as such Holder may request on the same terms and conditions as the Company's or such holder's equity securities (a "Piggyback Registration"). Each Holder desires to have its Registrable Securities included in such registration statement, shall so advise the Company in writing (stating the number of shares of Common Stock desired to be registered) within 15 business days after the date of such notice from the Company. Any Holder shall have the right to withdraw such request for inclusion of such Holder's Registrable Securities in any registration statement pursuant to this section by giving written notice to the Company of such withdrawal prior to the effective date of the Registration Statement. Subject to Section 2(c)(ii) below, the Company shall include in such registration statement all such Registrable Securities requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

                       (ii) Notwithstanding anything contained herein, if the managing Underwriter of an offering described in Section 2(c)(i) above delivers a written opinion to the Company that marketing considerations require a limitation on the number of shares offered pursuant to any registration statement, then the Company shall include in such registration (A) first, the securities being offered for the account of the Company, and (B) second, the number of Registrable Securities requested to be included that, in the opinion of such Underwriter, can be sold, by the Holder.

                  3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall as expeditiously as possible:

                  (a) Prepare and file with the Commission a registration statement on any form for which the Company then qualifies and which counsel for the Company shall deem appropriate and available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof (including in a Rule 415 offering), and use its reasonable efforts to cause such filed registration statement to become effective as promptly as practicable, and thereafter prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective (i) for a period of not less than 120 days in the case of any registration other than the Shelf Registration plus the period of any delay or suspension of use of a prospectus pursuant to Section 2(a)(iv) hereof, and (ii) in the case of the Shelf Registration through the Effectiveness Period plus the period of any delay or suspension of use of a prospectus pursuant to Section 2(a)(iv) hereof.

                  (b) Notify the Holders, promptly, and confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in the Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's good faith determination that a post-effective amendment to the Registration Statement would be appropriate.

                  (c) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

                  (d) Prior to filing a Registration Statement or any amendment or supplement thereto, furnish to each selling Holder, copies thereof, and thereafter furnish to each such Holder such number of copies of such registration statement, amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and the prospectus included in such registration statement (including each preliminary prospectus) as each such Holder may reasonably request from time to time in order to facilitate the sale of the Registrable Securities.

                  (e) Prior to any public offering of Registrable Securities, to register or qualify (or obtain an exemption from such registration or qualification of) such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, keep each such registration or qualification (or exemption therefrom) effective during the period the Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified or (B) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

                  (f) Throughout the Effectiveness Period (other than during a Deferral Period), immediately upon the existence of any fact or the occurrence of any event as a result of which the Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue statements of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make each statement therein not misleading, promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the Holders, and, in the case of a post-effective amendment to the Registration Statement, use its reasonable best efforts to cause it to become effective as soon as practicable.

                  (g) Comply with all applicable rules and regulations of the SEC and make generally available to the holders of its securities earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to Underwriters in a firm commitment or best efforts underwritten offering, and (ii) if not sold to Underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of the Registration Statement, which statements shall cover said 12-month period.

                  (h) Cooperate with the Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Common Stock to be issued and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request.

                  (i) Cause the Common Stock covered by the Registration Statement to be listed and registered on each national securities exchange or quoted on the automated quotation system of a national securities association on which the Company's "common stock" is then listed, no later than the effective date of the Registration Statement and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

                  (j) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

                  (k) If reasonably requested by the managing underwriter or underwriters or a Holder of Registrable Securities being sold in connection with an underwritten offering, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Holders of the Registrable Securities being sold in such underwritten offering agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the aggregate number of shares of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and promptly make all required filings of such prospectus supplement or post-effective amendment.

                  (l) Cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters.

                  (m) In the case of a Demand Registration under Section 2(b):

                       (i) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

                       (ii) at the request of any seller of Registrable Securities, use its best efforts to furnish on the date that Restricted Securities are delivered to the underwriters for sale pursuant to such registration an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (iii) to such other effects as reasonably may be requested by counsel for the underwriters or by such Holder or its counsel;

                       (iii) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

                       (iv) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (provided that such Registrable Securities constitute at least 10% of the securities covered by such registration statement).

                  (n) In the case of any nonunderwritten offering: (1) obtain opinions of counsel to the Company at the time of effectiveness of such Registration Statement covering such offering and updates thereof of customary frequency, addressed to each Holder of any Registrable Securities participating in such offering and covering matters that are no more extensive in scope than would be customarily covered in opinions obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories; (2) obtain "cold comfort" letters from the independent certified public accountants of the Company at the time of effectiveness of such Registration Statement and, upon the request of the Holders of a majority of the Registrable Securities (or Purchaser, if Purchaser is a Holder) covered by such registration statement, updates thereof of customary frequency, in each case addressed to each Holder of Registrable Securities participating in such offering and covering matters that are no more extensive in scope than would be customarily covered in "cold comfort" letters and updates obtained in secondary underwritten offerings by issuers with similar market capitalization and reporting and financial histories, provided that any letter or update described in this clause (2) shall only be required to the extent such letters are being issued in respect of nonunderwritten secondary offerings under then prevailing accounting practices; and (3) deliver a certificate of a senior executive officer of the Company at the time of effectiveness of such Registration Statement and, upon the request of the Holders of a majority (or Purchaser, if Purchaser is a Holder) of the Registrable Securities covered by such Registration Statement, updates thereof of customary frequency, such certificates to cover matters no more extensive in scope than those matters customarily covered in officer's certificates delivered in connection with underwritten offerings by issuers with similar market capitalization and reporting and financial histories. Notwithstanding anything to the contrary in this Agreement, the Purchaser or Purchasers requesting any of the items in clause (1) or (2) hereof shall pay all costs, fees and expenses related thereto.

                  4. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not the Registration Statement becomes effective, provided, however, that with respect to any Registration Statement filed pursuant to Section 2(b) hereof all reasonable fees and out-of-pocket expenses other than fees and expenses described in clause (vii) below shall be borne by the selling Holders in proportion to the number of shares of Registrable Securities to be registered by each. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the SEC or the National Association of Securities Dealers, Inc. and (y) relating to compliance with federal securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel in connection with Blue Sky qualifications of the Registrable Securities under laws of such jurisdictions as may be required under Section 3(e) hereof or as the Holder of the Registrable Securities being sold may designate), (ii) all expenses incurred in connection with the preparation, word processing, printing and distribution of the Registration Statement, any Prospectus, any amendments or supplements thereto, and other documents relating to the performance of and compliance with this Agreement, (iii) the reasonable fees and disbursements of the registrar and transfer agent for the Common Stock (iv) messenger, telephone and delivery expenses relating to the performance of the Company's obligations hereunder, (v) reasonable fees and disbursements of counsel for the Company in connection with the Registration Statement, (vi) fees and disbursements of all independent certified public accountants related to the preparation of the Registration Statement, any Prospectus, or any amounts or supplements thereto and (vii) Securities Act liability insurance obtained by the Company in its sole discretion. In addition, in all circumstances the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed.

                  5.       Indemnification and Contribution.

                  (a) Indemnification by the Company - Registrable Securities. The Company agrees to indemnify and hold harmless each selling Holder and each Person, if any, who controls each selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, Affiliates, employees and agents of each of the foregoing, from and against any and all losses, claims, judgments, damages and liabilities (including reasonable fees, disbursements and other charges of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary or final Prospectus contained therein or arising out of or based upon any omission or alleged omission to state in any such Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements therein (as to a preliminary or final prospectus), in light of the circumstances under which they were made, not misleading, and any failure by the Company to fulfill any undertaking in any Registration Statement, except insofar as such losses, claims, judgments, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in conformity with information relating to such Holder or the plan of distribution of Registrable Securities to be sold by such Holder, in each case furnished in writing to the Company by such Holder expressly for use therein; provided that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of a selling Holder with respect to any loss, claim, damage or liability relating to a purchaser if a copy of the final prospectus was furnished to such selling Holder and was not provided to such purchaser and such final prospectus would have cured the defect giving rise to such loss, claim, damage or liability. The Company agrees to reimburse the Purchasers for reasonable fees and expenses incurred investigating claims subject to indemnification under this Section 5(a). The Company also agrees to indemnify any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the selling Holders provided in this Section 5(a).

                  (b) Indemnification by Selling Holders - Registrable Securities. Each selling Holder agrees severally and not jointly to indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and the officers, directors, Affiliates, employees and agents of each of the foregoing, from and against any and all losses, claims, judgments, damages and liabilities (including reasonable fees, disbursements and other charges of counsel) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary or final Prospectus contained therein, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but only insofar as such losses, claims, judgments, damages or liabilities arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in conformity with information relating to such Holder or the plan of distribution of Registrable Securities to be sold by such Holder, in each case furnished in writing to the Company by such Holder expressly for use therein. Each Holder, by exercising its registration rights hereunder, also agrees to indemnify and hold harmless any Underwriters of the Registrable Securities, their officers and directors and each person who controls such Underwriters on substantially the same basis as that to the indemnification of the Company provided in this
Section 5(b) subject to the limitations set forth in 5(e).

                  (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Sections 5(a) or (b), such person (the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Party") in writing of such proceeding; provided, that the failure to notify the Indemnifying Party shall not relieve it from any liability that it may have to an Indemnified Party on account of the indemnity agreement contained in Sections 5(a) or (b) above except to the extent that the Indemnifying Party was actually prejudiced by such failure, and in no event shall such failure relieve the Indemnifying Party from any other liability that it may have to such Indemnified Party. If the Indemnified Party, at its option, elects to defend any such proceeding with counsel retained by it, the Indemnifying Party shall pay the fees and disbursements of such counsel related to such proceeding. Upon the request of the Indemnified Party, the Indemnifying Party shall retain counsel reasonably satisfactory to such Indemnified Party to represent such Indemnified Party and any others the Indemnifying Party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. If, pursuant to the immediately preceding sentence, the Indemnified Party shall have requested the Indemnifying party to retain counsel to represent such Indemnified Party with respect to any such proceeding, any Indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. Any Indemnifying Party against whom indemnity may be sought under this Section 5(c) shall not be liable to indemnify any Indemnified Party if such Indemnified Party settles such claim or action without the consent of the Indemnifying Party which shall not be unreasonably withheld. The Indemnifying Party may not agree to any settlement of any such claim or action, other than solely for monetary damages for which the Indemnifying Party shall be responsible hereunder and with a full release of the Indemnified Party, resulting in any remedy or relief applied to or against the Indemnified Party, without the prior written consent of the Indemnified Party.

                  (d) Contribution - - Offerings. If the indemnification provided for in Sections 5(a) or (b) is unavailable to an Indemnified Party in respect of any losses, claims, judgments, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, judgments, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the Company, the selling Holders and the Underwriters in connection with the statements or omissions that resulted in such losses, claims, judgments, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the selling Holders and the underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If the allocation provided for above is not permitted by applicable law, such contribution shall be based on such equitable considerations as a court may determine to be relevant.

                  The Company and the selling Holders agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                  (e) Notwithstanding the provisions of this Section 5, no Underwriter shall be required to contribute or indemnify any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no selling Holder shall be required to contribute or indemnify any aggregate amounts in excess of the amount by which the net proceeds of the offering (before deducting expenses) received by such selling Holder exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to indemnification or contribution under this Section 5 from any Person who was not guilty of such fraudulent misrepresentation.

                  6.       Additional Registration Rights Provisions.

                  (a) Participation in Registrations. No Person may participate in any underwritten registered offering contemplated hereunder unless such Person (a) agrees to sell its securities on the basis provided in any customary underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, customary underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and these Registration Rights. No Person may participate in a registered offering pursuant to the Shelf Registration unless such Person provides information reasonably requested by the Company customarily required to effect registration of the resale of the Common Stock. Notwithstanding the above, with respect to a Piggyback Registration, the Holders shall not be required to provide indemnification except to the extent provided pursuant to this Agreement. The Holders shall only be required to give representations and warranties that are customary for selling shareholders.

                  (b) Lockup Agreements. Each Holder, by exercising its registration rights hereunder, agrees not to offer, sell, contract to sell or otherwise dispose of any Registrable Securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period (or such lesser period as the lead or managing underwriters may permit) beginning on, the effective date of such Registration Statement (or the commencement of the offering to the public of such Registrable Securities in the case of Rule 415 offerings) other than (i) the Registrable Securities to be sold pursuant to such Registration Statement or
(ii) in a transaction not involving a public offering, provided that the purchaser (or purchasers) of such shares agrees to be bound by such lock-up restrictions for the remainder of the lock-up period.

                  (c) With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:

                       (i) make and keep current public information available, within the meaning of Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times;

                       (ii) file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and Exchange Act; and

                       (iii) so long as any party hereto owns any Registrable Securities, furnish to such Person forthwith upon request a written statement as to its compliance with the reporting requirements of said Rule 144, the Securities Act and the Exchange Act; a copy of its most recent annual or quarterly report; and such other reports and documents as such Person may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell such securities without registration.

                  (d) The Company will provide to any holder of a Registrable Security, upon such persons' request, the information required by paragraph
(d)(4) of Rule 144A.

                  7.       Miscellaneous.

                  (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that remedy of law would be adequate.

                  (b) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders of Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers to or departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders (or if the Purchaser is a Holder, the Purchaser).

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or (iii) one business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

                       (x) if to the Holder of Registrable Securities, at the most current address given by the Holder to the Company in accordance with the provisions of Section 7(e); and

                       (y) if to the Company, to:

                                    Uniroyal Technology Corporation
                                    2 North Tamiami Trail, Suite 900
                                    Sarasota, Florida  34236
                                    Attention:  George J. Zulanas, Jr.
                                    Telephone:  (941) 361-2220
                                    Telecopy:  (941) 361-2214

                       with a copy to:

                                    Uniroyal Technology Corporation
                                    2 North Tamiami Trail, Suite 900
                                    Sarasota, Florida  34236
                                    Attention:   Oliver J. Janney, Esq.
                                    Telephone:  (941) 361-2212
                                    Telecopy:  (941-361-2214

or such other address as such person may have furnished to the other persons identified in this Section 7(d) in writing in accordance herewith.

                  (e) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including, without limitation, the giving of notices under this Agreement.

                  (f) Successors and Assigns. Any person who purchases any Registrable Securities from the Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of the Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities. This Agreement may not be assigned by the Company without the prior written consent of the Purchasers.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be the original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York without regard to principles of conflicts of laws.

                  (j) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

                  (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings among the parties with respect to such registration rights.

                  (l) Attorneys' Fees. In any action or proceeding brought to enforce a provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                  (m) Further Assurances. The Company shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers as may be required to carry out of the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

                  (n) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Sections 4, 5 or 6 hereof and the obligations to make payments of and provide for Specified Damages under
Section 2(a)(v) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall survive termination of this Agreement.

                  (o) Information Available. So long as the Shelf Registration Statement is effective, the Company shall furnish to each holder of Registrable
Securities:

                       (i) as soon as practicable after available (but in the case of the Company's Annual Report to Stockholders, within 120 days after the end of each fiscal year of the Company), one copy of its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted auditing standards certified by a national firm of certified public accountants).

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                 UNIROYAL TECHNOLOGY CORPORATION
                                 By: ____________________________
                                     Name: George J. Zulanas, Jr.
                                     Title: Executive Vice President, Treasurer
                                             and Chief Financial Officer

Accepted as of the date first above written:

EMCORE CORPORATION.
By:  ____________________________
     Name:
     Title: